SUPPLEMENT DATED JANUARY 12, 2006

TO THE

PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS INDICATED BELOW

The following information supplements, and to the extent inconsistent therewith, supercedes, certain information in each of the currently effective Prospectuses and Statements of Additional Information for each of the Funds listed below:

Effective January 3, 2006, the Boards have appointed Joseph P. Deane and David T. Fare as Co-Portfolio Managers of the Funds denoted by the symbol, †. Effective January 12, 2006, the Boards have appointed Joseph P. Deane and David T. Fare as Co-Portfolio Managers of the Funds below denoted by the asterisk (*). Messrs. Deane and Fare have been elected Vice Presidents and Investment Officers of the Funds. Mr. Deane and Mr. Fare are investment officers of the Funds’ adviser, Smith Barney Fund Management LLC. Mr. Deane has been with Legg Mason, Inc. or its predecessor firms since 1972. Mr. Fare has been with Legg Mason, Inc. or its predecessor firms since 1989. Mr. Deane holds a B.A. from Iona College. Mr. Fare holds a B.A. from St. John’s University. Currently, Messrs. Deane and Fare manage approximately $8.4 billion in municipal assets.

Smith Barney Income Funds
Smith Barney Municipal High Income Fund†	November 28, 2005
Smith Barney Muni Funds	July 29, 2005
Florida Portfolio†
Georgia Portfolio†
Limited Term Portfolio†
National Portfolio†
Pennsylvania Portfolio†
Smith Barney Massachusetts Municipals Fund*	March 29, 2005
Smith Barney Oregon Municipals Fund*	August 28, 2005

FD03354